EXHIBIT 99.5
                                 ------------

                              A Swap Confirmation



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Deutsche Bank
Aktiengesellschaft




To: THE BANK OF NEW YORK, not in its individual or corporate capacity but solely as Trustee for the Supplemental Interest Trust for Alternative Loan Trust 2006-HY11

Attn:      Arthur Rea

Fax No:    212-815-3986

From:      DEUTSCHE BANK AG, NEW YORK BRANCH

Date:      April 28, 2006

Reference: Global No. N467376N

Swap Transaction Confirmation

The purpose of this letter agreement ("Confirmation") is to confirm the terms and conditions of the Transaction entered into on the Trade Date specified below (the "Transaction") between Deutsche Bank AG, New York Branch ("DBAG") and The Bank of New York, not in its individual or corporate capacity but solely as Trustee for the Supplemental Interest Trust for Alternative Loan Trust 2006-HY11 ("Counterparty") created under the Pooling and Servicing Agreement for Alternative Loan Trust 2006-HY11 dated as of April 1, 2006 among CWALT, Inc. as depositor, Park Granada LLC, as a Seller, Park Monaco Inc., as a Seller, Park Sienna LLC, as a Seller, Countrywide Home Loans, Inc. as a seller, Countrywide Home Loans Servicing LP, as master servicer, and The Bank of New York, as trustee (the "Pooling and Servicing Agreement").

The definitions and provisions contained in the 2000 ISDA Definitions (the "2000 Definitions"), as published by the International Swaps and Derivatives Association, Inc. ("ISDA") are incorporated into this Confirmation. In the event of any inconsistency between the 2000 Definitions and this Confirmation, this Confirmation will govern for the purposes of the Transaction. References herein to a "Transaction" shall be deemed to be references to a "Swap Transaction" for the purposes of the 2000 Definitions. Capitalized terms used in this Confirmation and not defined in this Confirmation or the 2000 Definitions shall have the respective meaning assigned in the Agreement. Each party hereto agrees to make payment to the other party hereto in accordance with the provisions of this Confirmation and of the Agreement.





This Confirmation supersedes any previous Confirmation or other communication with respect to the Transaction and evidences a complete and binding agreement between you and us as to the terms of the Swap Transaction to with this Confirmation relates. This Confirmation is subject to the terms and conditions of the ISDA Master Agreement dated as of April 28, 2006, between each of DBAG and Counterparty and shall form a part of and be subject to that ISDA Master Agreement.

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         Capitalized terms used in this Confirmation and not defined in the
Agreement, this Confirmation or the 2000 Definitions shall have the respective meaning assigned in the Pooling and Servicing Agreement.

1. The terms of the particular Swap Transaction to which this Confirmation relates are as follows:

     General Terms
     -------------

     Trade Date:                    April 6, 2006

     Effective Date:                May 25, 2006

     Termination Date:              March 25, 2011, subject to adjustment in
                                    accordance with the Following Business Day
                                    Convention.

     Notional Amount:               With respect to any Calculation Period the
                                    amount set forth for such period in Annex
                                    A attached hereto.

     Floating Amounts:
     -----------------

          Floating Rate Payer:      DBAG

          Floating Rate Payer       Early Payment shall be applicable. For
          Payment Dates:            each Calculation Period, the Floating Rate
                                    Payer Payment Date shall be the first
                                    Business Day prior to the related Floating
                                    Rate Payer Period End Date.

          Floating Rate Payer       The 25th of each month in each year from
          Period End Dates:         (and including) June 25, 2006 to (and
                                    including) the Termination Date, subject to adjustment in accordance with the Following Business Day Convention.

          Floating Rate Option:     USD-LIBOR-BBA.

          Designated Maturity:      One Month

          Spread:                   None

          Floating Rate Day         Actual/360
          Count Fraction:

          Reset Dates:              The first day of each Calculation Period.

          Compounding:              Inapplicable

          Business Days for Reset:  London


     Fixed Amounts:
     --------------

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          Fixed Rate Payer:         Counterparty

          Fixed Rate Payer          The 25th of each month in each year from
          Payment Dates:            (and including) June 25, 2006 to (and
                                    including) the Termination Date, subject to adjustment in accordance with the Following Business Day Convention.

          Fixed Rate Payer Period   The 25th of each month in each year from
          End Dates:                (and including) June 25, 2006 to (and
                                    including) March 25, 2011, with No
                                    Adjustment.

          Fixed Rate:               5.2625%

          Fixed Rate Day Count      30/360
          Fraction:




     Business Days for Payments by  New York.
     Both Parties:

     Amendment to Section 2(c) of   Notwithstanding anything to the contrary
     the Agreement:                 in Section 2(c) of the Agreement, amounts
                                    that are payable with respect to
                                    Calculation Periods which end in the same calendar month (prior to any adjustment of period end dates) shall be netted, as provided in Section 2(c) of the Agreement, even if such amounts are not due on the same payment date. For avoidance of doubt any payments pursuant to Section 6(e) of the Agreement shall not be subject to netting.

     Procedural Terms:
     -----------------

     Account Details:

          Payments to DBAG:         Deutsche Bank Trust Company Americas,
                                    New York
                                    Acct# 01 473 969
                                    Swift Code: BKTRUS33

          Payments to Counterparty: The Bank of New York
                                    New York, NY
                                    ABA # 021-000-018
                                    GLA # 111-565
                                    For Further Credit:  TAS A/C 580661
                                    Attn: Arthur Rea 212-815-4800
                                    Fax: 212-815-3986

     Assignment:                    DBAG will not unreasonably withhold or
                                    delay its consent to an assignment of this Transaction to any other third party.




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Please confirm that the foregoing correctly sets forth the terms of our agreement by having an authorized officer sign this Confirmation and return it via facsimile to:
Attention: Derivative Documentation
Telephone: 44 20 7547 4755
Facsimile: 44 20 7545 9761
E-mail: derivative.documentation@db.com

This message will be the only form of Confirmation dispatched by us. If you wish to exchange hard copy forms of this Confirmation, please contact us.

-------------------------------------------------------------------------------
For and on behalf of                 For and on behalf of
DEUTSCHE BANK AG, NEW YORK           THE BANK OF NEW YORK, not in its
BRANCH                               individual or corporate capacity but solely
                                     as Trustee for the Supplemental Interest
                                     Trust for Alternative Loan Trust 2006-
                                     HY11
--------------------------------------------------------------------------------

/s/ Cloris Eng                       /s/ Cirino Emanuele
--------------------------------------------------------------------------------
Name: Cloris Eng                     Name: Cirino Emanuele
Title: Assistant Vice President      Title: Assistant Vice President
Date: April 28, 2006                 Date: April 28, 2006

--------------------------------------------------------------------------------

/s/ Diane Anderson
-------------------------------------
Name: Diane Anderson
Title: Assistant Vice President
Date: April 28, 2006
--------------------------------------------------------------------------------


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Annex A

    Period Start Date           Period End Date             Notional Amount

            25-May-06                 25-Jun-06                434,736,979.60
            25-Jun-06                 25-Jul-06                421,976,143.82
            25-Jul-06                 25-Aug-06                409,589,720.74
            25-Aug-06                 25-Sep-06                397,566,728.56
            25-Sep-06                 25-Oct-06                385,896,507.48
            25-Oct-06                 25-Nov-06                374,568,710.26
            25-Nov-06                 25-Dec-06                363,573,293.11
            25-Dec-06                 25-Jan-07                352,900,506.73
            25-Jan-07                 25-Feb-07                342,540,887.69
            25-Feb-07                 25-Mar-07                332,485,250.10
            25-Mar-07                 25-Apr-07                322,724,677.41
            25-Apr-07                 25-May-07                313,250,514.53
            25-May-07                 25-Jun-07                304,054,360.21
            25-Jun-07                 25-Jul-07                295,128,059.53
            25-Jul-07                 25-Aug-07                286,463,696.72
            25-Aug-07                 25-Sep-07                278,053,588.14
            25-Sep-07                 25-Oct-07                269,890,275.47
            25-Oct-07                 25-Nov-07                261,966,519.12
            25-Nov-07                 25-Dec-07                254,275,291.79
            25-Dec-07                 25-Jan-08                246,809,772.27
            25-Jan-08                 25-Feb-08                239,563,339.39
            25-Feb-08                 25-Mar-08                232,529,566.13
            25-Mar-08                 25-Apr-08                225,702,213.99
            25-Apr-08                 25-May-08                219,075,227.39
            25-May-08                 25-Jun-08                212,642,728.37
            25-Jun-08                 25-Jul-08                206,399,011.33
            25-Jul-08                 25-Aug-08                200,338,538.01
            25-Aug-08                 25-Sep-08                194,455,932.58
            25-Sep-08                 25-Oct-08                188,745,976.85
            25-Oct-08                 25-Nov-08                183,203,605.69
            25-Nov-08                 25-Dec-08                177,823,902.52
            25-Dec-08                 25-Jan-09                172,602,094.94
            25-Jan-09                 25-Feb-09                167,533,550.53
            25-Feb-09                 25-Mar-09                162,613,772.73
            25-Mar-09                 25-Apr-09                157,838,396.88
            25-Apr-09                 25-May-09                153,203,186.29
            25-May-09                 25-Jun-09                148,704,028.57
            25-Jun-09                 25-Jul-09                144,336,931.93
            25-Jul-09                 25-Aug-09                140,098,021.66


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            25-Aug-09                 25-Sep-09                135,983,536.71
            25-Sep-09                 25-Oct-09                131,989,826.31
            25-Oct-09                 25-Nov-09                128,113,346.80
            25-Nov-09                 25-Dec-09                124,350,658.46
            25-Dec-09                 25-Jan-10                120,698,422.45
            25-Jan-10                 25-Feb-10                117,153,397.87
            25-Feb-10                 25-Mar-10                113,712,438.87
            25-Mar-10                 25-Apr-10                110,372,491.88
            25-Apr-10                 25-May-10                107,130,592.92
            25-May-10                 25-Jun-10                103,983,864.92
            25-Jun-10                 25-Jul-10                100,929,515.21
            25-Jul-10                 25-Aug-10                 97,964,833.06
            25-Aug-10                 25-Sep-10                 95,087,187.22
            25-Sep-10                 25-Oct-10                 92,294,023.66
            25-Oct-10                 25-Nov-10                 89,582,863.24
            25-Nov-10                 25-Dec-10                 86,951,299.56
            25-Dec-10                 25-Jan-11                 84,353,660.65
            25-Jan-11                 25-Feb-11                 81,875,675.74
            25-Feb-11                 25-Mar-11                 70,229,113.59


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